交通銀行 BANK OF COMMUNICATIONS

Our Ref. : CMD-G002022122000036785-868-10161

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

DUPLICATE

Address 15/F,
Pacific Trade Centre,
2 Kai Hing Road, Kowloon Bay,
Kowloon, Hong Kong

Date : 27 February 2023

Dear Sirs

Re : General Banking Facilities

We, **Bank of Communications (Hong Kong) Limited** (the **"Bank"**), are pleased to grant the following facilities (the **"Facilities"**) to you subject to the Bank's Terms and Conditions for Banking Facilities (v. *Feb 2022*) (as amended by the Bank from time to time) and the terms stated below. Terms defined in our Terms and Conditions for Banking Facilities have the same meaning in this letter.

1. Facilities

1.1 General Banking Facilities

Type(s) of Facility	Facility Limit(s)	Designated co-borrower(s) and sub-allocation(s), if applicable
1. Uncommitted Combined Facility	HKD280,000,000.00	
(a) Sub-group 1 - *individual Facility available as below:* (i) Uncommitted Revolving Loan ("**RL**") Facility		(HKD180,000,000.00) • Merit Focus Limited and/or Prospect Focus Limited and/or Triple Focus Limited (HKD180,000,000.00)
(b) Sub-group 2 - *individual Facility available as below:* (i) Uncommitted Term Loan (I) ("**TL (I)**") Facility		(HKD280,000,000.00) • Merit Focus Limited and/or Prospect Focus Limited and/or Triple Focus Limited (HKD280,000,000.00)
(c) Sub-group 3 - *individual Facility available as below:* (i) Uncommitted Letter of Credit ("**LC**") Facility		(HKD130,000,000.00) • Merit Focus Limited and/or Prospect Focus Limited and/or Triple Focus Limited (HKD130,000,000.00)

Our Ref. : CMD-G002022122000036785-868-10161

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

(ii) Uncommitted Trust Receipt ("**TR**") Facility		• Merit Focus Limited and/or Prospect Focus Limited and/or Triple Focus Limited (HKD130,000,000.00)
(iii) Uncommitted Inward Invoice Financing ("**IIF**") Facility		• Merit Focus Limited and/or Prospect Focus Limited and/or Triple Focus Limited (HKD100,000,000.00)
(iv) Uncommitted Packing Loan ("**PL**") Facility		• Merit Focus Limited and/or Prospect Focus Limited and/or Triple Focus Limited (HKD80,000,000.00)
(v) Uncommitted Negotiation of Documentary Bills under Letter of Indemnity ("**LI**") Facility		• Merit Focus Limited and/or Prospect Focus Limited and/or Triple Focus Limited (HKD130,000,000.00)
2. Uncommitted Term Loan (II) ("**TL (II)**") Facility	HKD220,000,000.00	• Sharp Access Development Limited (HKD220,000,000.00)
Total Facility Limit:	**HKD500,000,000.00**	

Notes:

1. The aggregate amounts outstanding of all co-borrowers under all Sub-group 1 Facilities shall not at any time exceed HKD180,000,000.00.
2. The aggregate amounts outstanding of all co-borrowers under all Sub-group 2 Facilities shall not at any time exceed HKD280,000,000.00.
3. The aggregate amounts outstanding of all co-borrowers under all Sub-group 3 Facilities shall not at any time exceed HKD130,000,000.00.
4. The aggregate amounts outstanding of all co-borrowers under Sub-groups 1, 2 & 3 shall not at any time exceed HKD280,000,000.00.
5. The aggregate amounts outstanding under Facilities 1 and 2 shall not at any time exceed HKD500,000,000.00.
6. Uncommitted TR Facility is a sub-limit of the Uncommitted LC Facility.
7. The aggregate amounts outstanding for all Sub-groups shall not at any time exceed the Facility Limit to which the Sub-groups relate.
8. The aggregate amounts outstanding under all Facilities shall not at any time exceed the Total Facility Limit.

Our Ref. : CMD-G0020221220000036785-868-10161

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

2. Pricing and Conditions

1.	Uncommitted Revolving Loan Facility	(a) **Purpose** : to finance the general corporate funding requirements. The relevant supporting documents of you or the Group's purchases or daily operating expenses within 6 months from the date of Utilization in form and substance satisfactory to the Bank evidencing the purpose of each Utilization shall be delivered to the Bank together with each Utilization Request. (b) The Uncommitted Revolving Loan Facility shall be drawn in Hong Kong Dollars (HKD). Each Utilization Request shall be delivered to the Bank at least 2 Business Days prior to the proposed Utilization Date. (c) Each revolving advance shall be in a minimum amount of HKD1,000,000.00. (d) **Interest Period** : You may select an Interest Period for each revolving advance of 1, 3 or (subject to availability) 6 month(s) or any other period agreed between you and the Bank. (e) **Interest Rate** : at 2.25% p.a. over HIBOR, and if HIBOR is less than zero, HIBOR shall be deemed to be zero. (f) **Default Interest Rate** : at 3% p.a. over the Bank's HKD Best Lending Rate. (g) **Repayment** : Principal and interest of each revolving advance shall be repaid on the last day of each Interest Period. Revolving advances repaid can be re-borrowed on a revolving basis subject to the provisions of this letter. Notwithstanding any contrary provision herein contained, you are required to repay in full each revolving advance on the date falling not later than 1 year from the first Utilization Date of such revolving advance and such repayment is funded or financed by your resources. Such revolving advances repaid can be re-borrowed after 3 Business Days of such repayment date. (h) **Final Maturity** : All outstanding principal, accrued interests and any other monies owing under the Uncommitted Revolving Loan Facility shall be repaid in full on the date of review of Uncommitted Revolving Loan Facility as notified to you from time to time (the "**RL Final Maturity Date**"). (i) **Prepayment** : Prepayment in whole or in part is allowed subject to 2 Business Days' prior written notice to the Bank and, subject to any break costs, without penalty or premium. Prepayment shall be made in a minimum amount of HKD1,000,000.00. Revolving advances prepaid can be re-borrowed subject to the provisions of this letter. (j) These are uncommitted Facilities and available commitments may be cancelled by the Bank at any time.
2.	Uncommitted Term Loan (I) Facility	(a) **Purpose** : to refinance the existing indebtedness incurred or owing by you and the Guarantor (1) to Guarantor (10) to Hang Seng Bank Limited and/or DBS Bank (Hong Kong) Limited (the "**Existing Indebtedness**"). (b) **Maximum Facility** : HKD280,000,000.00 or the outstanding balance of the Existing indebtedness , whichever is lower. For the avoidance of doubt, ultimately the aggregate non-commitment of the Term Loan (I) under the Uncommitted Term Loan (I) Facility shall be subject to and be identical to the then outstanding principal balance of the Existing Indebtedness on the date of its fully settlement, but in any event it shall not exceed the Uncommitted Term Loan (I) Facility limit.

Our Ref. : CMD-G0020221220000036785-868-10161

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

	(c) **Availability Period** : within 6 months from the date of accepting this letter or 3 February 2024, whichever is earlier ("**TL (I) Availability Period**"). (d) The Uncommitted Term Loan (I) Facility shall be drawn in Hong Kong Dollars (HKD). Each Utilization Request and Selection Notice shall be delivered to the Bank at least 2 Business Days prior to the proposed Utilization Date and the date of rollover. (e) Multiple-drawings are allowed. Each advance shall be in a minimum amount of HKD1,000,000.00. (f) **Interest Period** : You may select an Interest Period for each advance of 1, 3 or (subject to availability) 6 months or any other period agreed between you and the Bank. The accrued interest shall be payable on the last day of each Interest Period. (g) **Interest Rate** : at 2.25% p.a. over HIBOR, and if HIBOR is less than zero, HIBOR shall be deemed to be zero. (h) **Default Interest Rate** : at 3% p.a. over the Bank's HKD Best Lending Rate. (i) **Repayment** : in one lump sum on the TL (I) Final Maturity Date. (j) **Final Maturity** : All outstanding principal, accrued interests and any other monies owing under the Uncommitted Term Loan (I) Facility shall be repaid in full on the date falling 6 months from the first Utilization Date under the Uncommitted Term Loan (I) Facility or 3 August 2024, whichever is earlier (the "**TL (I) Final Maturity Date**"). (k) **Prepayment** : Prepayment is not allowed. (l) These are uncommitted Facilities and available commitments may be cancelled by the Bank at any time.
3. Uncommitted Term Loan (II) Facility	Condition(s) : (a) **Purpose** : to refinance the existing indebtedness incurred or owing by you and the Guarantor (1) to Guarantor (10) to Hang Seng Bank Limited and/or DBS Bank (Hong Kong) Limited. (b) **Availability Period** : within 6 months from the date of accepting this letter or 3 February 2024, whichever is earlier ("**TL (II) Availability Period**"). (c) The Uncommitted Term Loan (II) Facility shall be drawn in Hong Kong Dollars (HKD). Each Utilization Request and Selection Notice shall be delivered to the Bank at least 2 Business Days prior to the proposed Utilization Date and the date of rollover. (d) Multiple-drawings are allowed. Each advance shall be in a minimum amount of HKD1,000,000.00. (e) **Interest Period** : You may select an Interest Period for each advance of 1 month or any other period agreed between you and the Bank. The accrued interest shall be payable on the last day of each Interest Period. (f) **Interest Rate** : at 2% p.a. over HIBOR, and if HIBOR is less than zero, HIBOR shall be deemed to be zero. (g) **Default Interest Rate** : at 3% p.a. over the Bank's HKD Best Lending Rate. (h) **Repayment** : The Uncommitted Term Loan (II) Facility shall be repaid in full in accordance with the following repayment schedule :

Our Ref. : CMD-G002022122000036785-868-10161

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

	<table><tr><th>Instalment No.</th><th>Repayment Date (months from the date of first Utilization)</th><th>Repayment Amount (principal on each instalment)</th></tr><tr><td>1 to 59</td><td>1 to 59</td><td>HKD847,458.00</td></tr><tr><td>60</td><td>TL (II) Final Maturity Date</td><td>All outstanding balance</td></tr></table> (i) **Final Maturity** : All outstanding principal, accrued interests and any other monies owing under the Uncommitted Term Loan (II) Facility shall be repaid in full on the date falling 5 years from the date of accepting this letter or 3 August 2028, whichever is earlier (the "**TL (II) Final Maturity Date**"). (j) **Prepayment** : Prepayment in whole or in part is allowed subject to 2 Business Days' prior written notice to the Bank and, subject to any break costs. Prepayment shall be made in a minimum amount of HKD1,000,000.00. A prepayment fee of 0.5% on the amount to be prepaid shall be payable by you on the date of prepayment if such prepayment is made within 1 year from the date of accepting this letter. Any amount prepaid shall be applied to reduce the repayment instalments of the Uncommitted Term Loan (II) Facility in inverse chronological order. (k) These are uncommitted Facilities and available commitments may be cancelled by the Bank at any time.
4. Trade Finance	Interest : for Uncommitted TR, Uncommitted IIF, Uncommitted PL and Uncommitted LI Facilities : (a) for HKD : 2% p.a. over HIBOR; (b) for USD : 2% p.a. over Term SOFR, and if HIBOR/Term SOFR is less than zero, HIBOR/Term SOFR shall be deemed to be zero. Commission : Subject to the Bank's standard scale of charges unless otherwise stipulated. Handling commission and commission in lieu of exchange : First USD50,000 1/8% Balance 1/24% Condition(s) for the Uncommitted LC Facility : (a) The purpose of the Uncommitted LC Facility shall be restricted to purchase handbags, handbag raw materials and accessories or other goods acceptable to the Bank from time to time. (b) Copy of the corresponding purchase contract(s) or the procurement notice(s) or invoice(s) of the Group with terms and conditions acceptable to the Bank must be submitted to the Bank before the issuance of letter of credit.

Our Ref. : CMD-G0020221220000036785-868-10161

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

	(c) These are uncommitted Facilities and available commitments may be cancelled by the Bank at any time. Condition(s) for the Uncommitted TR Facility : (a) The purpose of the Uncommitted TR Facility shall be restricted to purchase handbags, handbag raw materials and accessories or other goods acceptable to the Bank from time to time. (b) Maximum tenor : 120 days (c) Copy of the corresponding purchase contract(s) or the procurement notice(s) or invoice(s) of the Group with terms and conditions acceptable to the Bank must be submitted to the Bank before the issuance of letter of credit. (d) These are uncommitted Facilities and available commitments may be cancelled by the Bank at any time. Condition(s) for the Uncommitted IIF Facility : (a) The purpose of the Uncommitted IIF Facility shall be restricted to purchase handbags, handbag raw materials and accessories or other goods acceptable to the Bank from time to time. (b) Maximum tenor : 120 days from drawdown date (c) Copy of the corresponding purchase contract(s) or the procurement notice(s) or invoice(s) of the Group with terms and conditions acceptable to the Bank must be submitted to the Bank. (d) The (i) certified true copies of the invoices or original invoices and (ii) relevant transport documents must be submitted to the Bank. (e) Finance up to 100% of the invoice amount for each invoice. (f) The proceeds under Uncommitted IIF Facility shall be remitted by the Bank directly to the Suppliers below. (g) Approved suppliers (“**Suppliers**”) : - BESTELEMENT INDUSTRIAL LTD INC - SIRP SPA - 鴻興五金制品有限公司 - AIDA INTERNATIONAL CO LTD - FAEDA S.P.A - JUWON VIETNAM CO LTD - YOUNG IL VIETNAM CO., LTD - CONCERIA CRISTINA SPA - PIN WORLD ENTERPRISES LTD - UNI-WON CO., LIMITED - other companies subject to the Bank's prior approval from time to time Note: Any change to the above lists of pre-approved suppliers are subject to the Bank’s sole discretion without further notice. (h) These are uncommitted Facilities and available commitments may be cancelled by the Bank at any time.

	Condition(s) for the Uncommitted PL Facility : (a) The purpose of the Uncommitted PL Facility shall be restricted to purchase handbags, handbag raw materials and accessories or other goods acceptable to the Bank from time to time. (b) Copy of the letter of credit issued by the buyers with terms and conditions acceptable to the Bank must be submitted to the Bank. (c) Up to 70% of the amount of export letter of credit lodged with the Bank (excluding the tolerance allowed). (d) The proceeds of the Uncommitted LI Facility shall first be applied towards settlement of the outstanding indebtedness under the Uncommitted PL Facility. (e) These are uncommitted Facilities and available commitments may be cancelled by the Bank at any time. Condition(s) for the Uncommitted LI Facility : (a) The purpose of the Uncommitted LI Facility shall be restricted to your export financing. (b) Maximum tenor : 120 days (c) The proceeds of the Uncommitted LI Facility shall first be applied towards settlement of the outstanding indebtedness under the Uncommitted PL Facility, and the remaining balance can be applied to your account afterwards. (d) If there is no outstanding indebtedness for the Uncommitted PL Facility, the proceeds under the Uncommitted LI Facility shall first be applied towards settlement of the outstanding indebtedness due in the next 14 days under the Uncommitted TR Facility and Uncommitted IIF Facility, and the remaining balance can be applied to your account afterwards. (e) These are uncommitted Facilities and available commitments may be cancelled by the Bank at any time.

3. Conditions Precedent / Securities

3.1 Availability and continuation of the Facilities shall be at the absolute discretion of the Bank and subject to the Bank's receipt in form and substance satisfactory to it of the following documents and evidence :

(a) A certified extract of board resolutions (and shareholders' resolutions if required) from each of you and (if applicable) the Obligors.

(b) An all monies First Legal Mortgage and Assignment of Insurance Policy over the property at 8 Perkins Road, Hong Kong (the "**Property (1)**") duly executed by Sharp Access Development Limited (Hong Kong Certificate of Incorporation No. 326523) ("**SADL**").

(c) An all monies First Legal Mortgage, Assignment of Rentals and Receivables, Assignment of Hotel Management Contract, Assignment of Insurance Policy and Assignment of Sales Proceeds over the property at No.11 Changsha Street, Kowloon (the "**Property (2)**") duly executed by Star Rainbow Investments Limited (Hong Kong Certificate of Incorporation No. 1344775).

(d) A Share Mortgage over all those shares in Star Rainbow Investments Limited (Hong Kong Certificate of Incorporation No. 1344775) duly executed by Right Legend Limited (British Virgin Islands Company No. 1544499) in favour of the Bank.

Our Ref. : CMD-G002022122000036785-868-10161

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

(e) A corporate guarantee duly executed by Dumaine International Limited (British Virgin Islands Company No. 78039) (the "**Guarantor (1)**") for an unlimited amount.
(f) A corporate guarantee duly executed by Fashion Focus Manufacturing Limited (Hong Kong Certificate of Incorporation No. 26161) (the "**Guarantor (2)**") for an unlimited amount.
(g) A corporate guarantee duly executed by Wealthy Board Asia Inc. (British Virgin Islands Company No. 115893) (the "**Guarantor (3)**") for an unlimited amount.
(h) A corporate guarantee duly executed by Right Legend Limited (British Virgin Islands Company No. 1544499) (the "**Guarantor (4)**") for an unlimited amount.
(i) A corporate guarantee duly executed by Star Rainbow Investments Limited (Hong Kong Certificate of Incorporation No. 1344775) (the "**Guarantor (5)**") for an unlimited amount.
(j) A corporate guarantee duly executed by Sparkle Legend Limited (Hong Kong Certificate of Incorporation No. 1236096) (the "**Guarantor (6)**") for an unlimited amount.
(k) A corporate guarantee duly executed by Merit Focus Limited (Hong Kong Certificate of Incorporation No. 1497829) ("**MFL**") (the "**Guarantor (7)**") for an unlimited amount to guarantee the debts and liabilities of PFL, TFL and SADL.
(l) A corporate guarantee duly executed by Prospect Focus Limited (Hong Kong Certificate of Incorporation No. 2445933) ("**PFL**") (the "**Guarantor (8)**") for an unlimited amount to guarantee the debts and liabilities of MFL, TFL and SADL.
(m) A corporate guarantee duly executed by Triple Focus Limited (Hong Kong Certificate of Incorporation No. 2011044) ("**TFL**") (the "**Guarantor (9)**") for an unlimited amount to guarantee the debts and liabilities of MFL, PFL and SADL.
(n) A corporate guarantee duly executed by Sharp Access Development Limited (Hong Kong Certificate of Incorporation No. 326523) (the "**Guarantor (10)**") for an unlimited amount to guarantee the debts and liabilities of MFL, PFL and TFL.
(o) A joint and several personal guarantee duly executed by Miao Tai Wai David (H.K.I.D. No. E167043(7)) and Miao Duncan (H.K.I.D. No. K611218(8)) for an unlimited amount.
(p) Valuation report(s) issued by the Bank's nominated surveyor in respect of each mortgaged property (i) which states that the market value of the properties are not less than HKD600,000,000.00 for Property (1) and HKD400,000,000.00 for Property (2) and (ii) whose comments on the conditions of each mortgaged property is acceptable to the Bank.
(q) A Letter of Acceptance by Process Agent in respect of Guarantor (1), Guarantor (3) and Guarantor (4).
(r) Satisfactory legal opinions of legal counsel on such laws as the Bank shall require.
(s) Copy, certified by a director as being a true and up-to-date copy, of the following documents of each of you, Guarantor (2), Guarantor (5) and Guarantor (6) :-
- Certificate of Incorporation
- Certificate of Incorporation on change of name (if any)
- Current Business Registration Certificate
- Constitutional documents such as Memorandum and Articles of Association

(t) Copy, certified by a director as being a true and up-to-date copy, of the following documents of Guarantor (1), Guarantor (3) and Guarantor (4) :-
- Certificate of Incorporation
- Certificate of Incorporation on change of name (if any)
- Current Business Registration Certificate (if any)
- Constitutional documents such as Memorandum and Articles of Association
- Register of directors and officers/secretary
- Register of members

(u) Such other documents and approvals as the Bank may request.

Our Ref. : CMD-G002022122000036785-868-10161

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

4. Fees & Expenses

4.1 **Handling fee for the Uncommitted Combined Facility** : A non-refundable handling fee of HKD560,000.00 shall be payable by you on the date falling 10 days from the date of accepting this letter.

4.2 **Handling fee for the Uncommitted Term Loan (II) Facility** :

(a) A non-refundable handling fee of HKD990,000.00 shall be payable by you on the first Utilization Date of the Uncommitted Term Loan (II) Facility; and

(b) A non-refundable handling fee of 0.4% flat on the Uncommitted Term Loan (II) outstanding amount shall be payable by you on the falling 3 years from the first Utilization Date of the Uncommitted Term Loan (II) Facility.

5. Covenants

5.1 Each of you and the Obligor(s) hereby confirm that the Bank has been supplied with an up-to-date copy of the constitutional documents and confirm the continuous validity thereof.

5.2 Each of you and the Obligor(s) hereby represent, warrant and undertake to comply the following throughout and at all times during the life of the Facilities :

(a) to ensure that the proceeds of any Utilization under the Uncommitted Revolving Loan Facility shall be used for the Group's handbag business and shall not be used for your (i) investment in real estate and/or property; or (ii) investment in any project relating to property mortgage financing business;

(b) to maintain the Loan-to-Value Ratio as prescribed by the Bank from time to time (currently 60%). Whenever the amount of the outstanding indebtedness and available limit of the Facilities are greater than 60% of the market value of Property (1) and Property (2), you shall forthwith upon request from our Bank (i) prepay/withheld part of outstanding indebtedness/available limit and/or (ii) provide additional security acceptable to the Bank within 10 Business Days so as to ensure that the ratio of outstanding indebtedness and available limit of the said Facilities to the market value of the Property (1) and Property (2) are not greater than the security cover ratio as notified by the Bank to you from time to time. The costs and expenses in relation to the creation and perfection of the additional security required under this clause shall be borne by each of you;

(c) to channel at least 70% of your sales income through your operating account(s) with the Bank;

(d) to ensure and procure that you and the Guarantor (1) to supply to the Bank as soon as the same become available, but in any event within 180 days after the end of each of its financial years, its audited consolidated financial statements for that financial year; and as soon as the same become available, but in any event within 90 days after the end of the first half of each of its financial years, its unaudited consolidated financial statements for that financial half year;

(e) to ensure and procure that at all times the Guarantor (1) shall comply with the following financial covenants :

(i) debt service coverage ratio shall not be less than 1 times (except for the 5th year of the Facilities).

6. Other Terms and Conditions

6.1 Notwithstanding any other terms and conditions, the Bank reserves its overriding right at any time with immediate effect to cancel or vary the Facilities, demand immediate repayment of all outstanding amounts and require provision of immediate cash cover (in the amount notified by the Bank) for any future or contingent liabilities.

7. Review

7.1 The Uncommitted Revolving Loan Facility is subject to the Bank's review on or before the date falling 12 months from the date of accepting this letter or 3 August 2024, whichever is earlier, or at such other times as the Bank deems fit.

Our Ref. : CMD-G0020221220000036785-868-10161

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

Please signify your acceptance of this offer by signing and returning to the Bank the duplicate copy of this letter within 30 days from the date of this letter, failing which this offer shall automatically lapse. Further, if the above conditions precedent have not been satisfied within 30 days from your acceptance of this offer, the Facilities will not be available or may be subject to changes.

We assure you of our best services at all times.

Yours faithfully,
For **Bank of Communications (Hong Kong) Limited**

Authorized Signature(s)

交通銀行 BANK OF COMMUNICATIONS

Our Ref. : CMD-G00202212200000036785-868-10161

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

After careful consideration of this letter, we accept the Facilities and agree to be bound by the terms and conditions referred to herein. In addition, we agree and confirm that our guarantee(s) and/or security document(s) shall secure, amongst others, each Borrower's obligations and liabilities under the above Facilities and/or under the terms and conditions of this letter (whether existing or new, and as varied or amended by you from time to time) and continue to be in full force and effect.

For and on behalf of
Merit Focus Limited

For and on behalf of
MERIT FOCUS LIMITED

Authorized Signature(s)

Name: Miao Duncan
Title: Director
Date: 13 March 2023

Witness: **MAK CHI WING**
Legal Executive to Messrs, Tony Kan & Co.
Solicitors & Notaries, Hong Kong

For and on behalf of
Prospect Focus Limited

For and on behalf of
PROSPECT FOCUS LIMITED

Authorized Signature(s)

Name: Miao Duncan
Title: Director
Date: 13 March 2023

Witness: **MAK CHI WING**
Legal Executive to Messrs, Tony Kan & Co.
Solicitors & Notaries, Hong Kong

交通銀行
BANK OF COMMUNICATIONS

Our Ref. : CMD-G0020221220000036785-868-10161

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

After careful consideration of this letter, we accept the Facilities and agree to be bound by the terms and conditions referred to herein. In addition, we agree and confirm that our guarantee(s) and/or security document(s) shall secure, amongst others, each Borrower's obligations and liabilities under the above Facilities and/or under the terms and conditions of this letter (whether existing or new, and as varied or amended by you from time to time) and continue to be in full force and effect.

For and on behalf of
Triple Focus Limited

For and on behalf of
TRIPLE FOCUS LIMITED

Duncan

....
Authorised Signature(s)

Name: Miao Duncan
Title: Director
Date: 13 March 2023

....
Witness:
MAK CHI WING
Legal Executive to Messrs, Tony Kan & Co.
Solicitors & Notaries, Hong Kong

For and on behalf of
Sharp Access Development Limited

For and on behalf of
SHARP ACCESS DEVELOPMENT LIMITED
棠耀發展有限公司

David + Duncan

....
Authorized Signature(s)

Name: Miao Duncan Miao Tai Wai David
Title: Directors
Date: 13 March 2023

....
Witness: MAK CHI WING
Legal Executive to Messrs, Tony Kan & Co.
Solicitors & Notaries, Hong Kong

交通銀行 BANK OF COMMUNICATIONS

Our Ref. : CMD-G0020221220000036785-868-10161

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

To: Bank of Communications (Hong Kong) Limited

I/We agree and confirm that my/our guarantee(s) and/or security document(s) shall secure, amongst others, each Borrower's obligations and liabilities under the above Facilities and/or under the terms and conditions of this letter (whether existing or new, and as varied or amended by you from time to time) and continue to be in full force and effect, and I/we agree to be bound by your Terms and Conditions for Banking Facilities (as varied or amended by you from time to time):-

For and on behalf of
Star Rainbow Investments Limited

For and on behalf of
STAR RAINBOW INVESTMENTS LIMITED
彩星投資有限公司

Authorized Signature(s)

Name: Miao Duncan Miao Tai Wai David
Title: Directors
Date: 13 March 2023

Witness:

MAK CHI WING
Legal Executive to Messrs, Tony Kan & Co.
Solicitors & Notaries, Hong Kong

For and on behalf of
Dumaine International Limited

For and on behalf of
DUMAINE INTERNATIONAL LIMITED

Authorized Signature(s)

Name: Miao Duncan Miao Tai Wai David
Title: Directors
Date: 13 March 2023

Witness:

MAK CHI WING
Legal Executive to Messrs, Tony Kan & Co.
Solicitors & Notaries, Hong Kong

交通銀行
BANK OF COMMUNICATIONS

Our Ref. : CMD-G00202212200000036785-868-10161

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

To: Bank of Communications (Hong Kong) Limited

I/We agree and confirm that my/our guarantee(s) and/or security document(s) shall secure, amongst others, each Borrower's obligations and liabilities under the above Facilities and/or under the terms and conditions of this letter (whether existing or new, and as varied or amended by you from time to time) and continue to be in full force and effect, and I/we agree to be bound by your Terms and Conditions for Banking Facilities (as varied or amended by you from time to time):-

For and on behalf of
Fashion Focus Manufacturing Limited

For and on behalf of
FASHION FOCUS MFG. LTD.

David

Authorized Signature(s)

Name: Miao Tai Wai David
Title: Director
Date: 13 March 2023

Witness:
MAK CHI WING
Legal Executive to Messrs, Tony Kan & Co.
Solicitors & Notaries, Hong Kong

For and on behalf of
Wealthy Board Asia Inc.

For and on behalf of
WEALTHY BOARD ASIA INC

David

Name: Miao Tai Wai David
Title: Director
Date: 13 March 2023

Witness:
MAK CHI WING
Legal Executive to Messrs, Tony Kan & Co.
Solicitors & Notaries, Hong Kong

Our Ref. : CMD-G00202212200000036785-868-10161

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

To: Bank of Communications (Hong Kong) Limited

I/We agree and confirm that my/our guarantee(s) and/or security document(s) shall secure, amongst others, each Borrower's obligations and liabilities under the above Facilities and/or under the terms and conditions of this letter (whether existing or new, and as varied or amended by you from time to time) and continue to be in full force and effect, and I/we agree to be bound by your Terms and Conditions for Banking Facilities (as varied or amended by you from time to time):-

For and on behalf of
Right Legend Limited

For and on behalf of
RIGHT LEGEND LIMITED

David

Authorized Signature(s)

Name: Miao Tai Wai David
Title: Director
Date: 13 March 2023

Witness:

MAK CHI WING
Legal Executive to Messrs, Tony Kan & Co.
Solicitors & Notaries, Hong Kong

For and on behalf of
Sparkle Legend Limited

For and on behalf of
SPARKLE LEGEND LIMITED
再豐盛有限公司

David + Duncan

Authorized Signature(s)

Name: Miao Duncan Miao Tai Wai David
Title: Directors
Date: 13 March 2023

Witness:

MAK CHI WING
Legal Executive to Messrs, Tony Kan & Co.
Solicitors & Notaries, Hong Kong

Our Ref. : CMD-G0020221220000036785-868-10161

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

To: Bank of Communications (Hong Kong) Limited

I/We agree and confirm that my/our guarantee(s) and/or security document(s) shall secure, amongst others, each Borrower's obligations and liabilities under the above Facilities and/or under the terms and conditions of this letter (whether existing or new, and as varied or amended by you from time to time) and continue to be in full force and effect, and I/we agree to be bound by your Terms and Conditions for Banking Facilities (as varied or amended by you from time to time):-

....

Miao Tai Wai David
Date: 13 March 2023

....

Witness: MAK CHI WING
Legal Executive to Messrs, Tony Kan & Co.
Solicitors & Notaries, Hong Kong

....

Miao Duncan
Date: 13 March 2023

....

Witness: MAK CHI WING
Legal Executive to Messrs, Tony Kan & Co.
Solicitors & Notaries, Hong Kong

I hereby verify the signature of
MAK CHI WING

LO CHEUK LUN
....
Solicitor, HKSAR
Messrs. Tony Kan & Co., Solicitors & Notaries